UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

___________________________

CNS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Nevada	001-39126	82-2318545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Loop South, Suite 900

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 946-9185

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CNSP	The NASDAQ Stock Market LLC

Item 8.01.     Other Events.

As previously reported, on July 26, 2024, CNS Pharmaceuticals, Inc. (the “Company”) entered into a Sales Agreement (the “Agreement”) with A.G.P./Alliance Global Partners (“A.G.P.”). Pursuant to the terms of the Agreement, the Company originally was permitted to sell from time to time through A.G.P., as sales agent or principal, shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) with initial aggregate sales price of up to $5.2 million (the “Shares”). On July 30, 2024, the Company increased the aggregate sales price of Shares that may be sold under the Agreement to $25.0 million (not including the original $5.2 million). As of July 30, 2024, the Company has sold 7,206,743 Shares pursuant to the Agreement for gross proceeds of approximately $5.19 million. As of July 30, 2024, the Company has 10,075,017 shares of common stock outstanding.

Any sale of Shares pursuant to the Agreement will be made under the Company’s effective “shelf” registration statement (the “Registration Statement”) on Form S-3 (File No. 333-279285), which became effective on May 17, 2024 and includes a base prospectus (the “Base Prospectus”), and under the related prospectus supplement (the “ATM Prospectus,” and collectively with the Base Prospectus, the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) dated July 26, 2024 as supplement on July 30, 2024. The $30.2 million of Common Stock that may be offered, issued, and sold under the ATM Prospectus is included in the $75,000,000 of securities that may be offered, issued, and sold by the Company under the Base Prospectus.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

1.1	Sales Agreement, dated July 26, 2024, by and between CNS Pharmaceuticals, Inc. and A.G.P./Alliance Global Partners (incorporated by reference to exhibit 1.1 of the Form 8-K filed July 26, 2024)
5.1	Opinion of ArentFox Schiff LLP
23.1	Consent of ArentFox Schif LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted as Inline XBRL)

2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Pharmaceuticals, Inc.

	By:	/s/ Chris Downs
Chris Downs
Chief Financial Officer

Dated: July 30, 2024

3